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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2003

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 488-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        In a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2003, First Data Corporation (the "Company") indicated that it announced on October 14, 2003 that, based on what the Company knew on such date and subject to certain risks and uncertainties, the Company expected full-year revenue growth of close to 14%. It also said that the ability to close and the timing of the proposed merger involving the Company and Concord EFS, Inc. and other acquisitions may affect its projected revenue growth rate. In anticipation of the Concord EFS, Inc. merger not closing in 2003, the Company now expects revenue growth will be approximately 12% for 2003, subject to the risks and uncertainties set forth in Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

(a)—(b)    Not applicable.

(c)
Exhibits.

Exhibit Number	Description of Exhibit
99	Notice to Investors, Prospective Investors and the Investment Community.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION
By:	/s/ STANLEY J. ANDERSEN Stanley J. Andersen Assistant Secretary

Date: December 5, 2003

Exhibit Index

        The following is a list of the Exhibits filed herewith.

Exhibit Number	Description of Exhibit
99	Notice to Investors, Prospective Investors and the Investment Community.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index